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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                SCHEDULE 14A

        Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                         BURLINGTON RESOURCES INC.
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              (Name of Registrant as Specified in its Charter)


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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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          (4)      Proposed maximum aggregate value of transaction:

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          (5)      Total fee paid:

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[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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The following are notification letters that were sent to all eligible participants of certain Burlington Resources Inc. plans on March 23, 2006.

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MARCH 23, 2006

TO:       ALL ELIGIBLE PARTICIPANTS OF THE FOLLOWING BURLINGTON RESOURCES
          INC. PLANS:
            o  EXECUTIVE CHANGE IN CONTROL PLAN
            o  DEFERRED COMPENSATION PLAN
            o  INCENTIVE COMPENSATION PLAN
            o  SUPPLEMENTAL BENEFITS PLAN
            o  PERFORMANCE SHARE UNIT PLAN
            o  SPECIAL DEFERRED COMPENSATION/RETENTION PLAN

SUBJECT:  NOTIFICATION OF TRUSTEE

The purpose of this letter is to notify you that Burlington Resources Inc. has entered into a trustee relationship with Wachovia Bank, N.A. ("Wachovia") for the purpose of administering certain "Change in Control"
(CIC) benefit payments as a result of the ConocoPhillips/Burlington resources transaction. Such arrangement is stipulated by the terms of the CIC plan. The transaction is currently expected to close on March 31st, 2006.

Further to this subject, the Company has funded a Wachovia trust account at levels sufficient to cover initial benefit payments due employees after the CIC and/or termination should the latter situation occur. Wachovia, as the Trustee, has been authorized to make payments as dictated by the terms of the plans and also render final decisions on the eligibility and amounts payable to employees claiming rights to payments under such plan provisions as "good reason". The Trustee is also available to aid Participants in pursuing any claims that they may have against the Company under the terms of any Plan even is such benefits fall into a category not funded in the Trust.

Although for the immediate future, the BR Human Resources Department will remain the focal point of benefit payments, the appointment of Wachovia as Trustee will assure that the Plans in the future months and years will be administered in accordance with their provisions and that payments are made in a timely manner.

Should you have the need to, you may contact Wachovia directly to (1) obtain copies of Plan documents governing the above noted plans, (2) to initiate an inquiry into entitlement of benefits, (3) to dispute the amount, timing or manner of payment, or (4) to seek other assistance in pursuing a claim for benefits. Wachovia's contact information is:

                            Wachovia Bank, N.A.
             Executive Benefits Group/Burlington Resources Inc.
                     One West Fourth Street, MC NC6251
                          Winston-Salem, NC 27101

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MARCH 23, 2006

TO:       ALL ELIGIBLE PARTICIPANTS OF THE FOLLOWING BURLINGTON RESOURCES
          INC. PLANS:
            o  EMPLOYEE CHANGE IN CONTROL PLAN
            o  MANAGEMENT SUPPLEMENTAL BENEFITS PLAN

SUBJECT:  NOTIFICATION OF TRUSTEE

The purpose of this letter is to notify you that Burlington Resources Inc. has entered into a trustee relationship with Wachovia Bank, N.A. ("Wachovia") for the purpose of administering certain "Change in Control"
(CIC) benefit payments as a result of the ConocoPhillips/Burlington resources transaction. Such arrangement is stipulated by the terms of the CIC plan. The transaction is currently expected to close on March 31st, 2006.

Further to this subject, the Company has funded a Wachovia trust account at levels sufficient to cover initial benefit payments due employees after the CIC and/or termination should the latter situation occur. Wachovia, as the Trustee, has been authorized to make payments as dictated by the terms of the plans and also render final decisions on the eligibility and amounts payable to employees claiming rights to payments under such plan provisions as "good reason". The Trustee is also available to aid Participants in pursuing any claims that they may have against the Company under the terms of any Plan even is such benefits fall into a category not funded in the Trust.

Although for the immediate future, the BR Human Resources Department will remain the focal point of benefit payments, the appointment of Wachovia as Trustee will assure that the Plans in the future months and years will be administered in accordance with their provisions and that payments are made in a timely manner.

Should you have the need to, you may contact Wachovia directly to (1) obtain copies of Plan documents governing the above noted plans, (2) to initiate an inquiry into entitlement of benefits, (3) to dispute the amount, timing or manner of payment, or (4) to seek other assistance in pursuing a claim for benefits. Wachovia's contact information is:

                            Wachovia Bank, N.A.
             Executive Benefits Group/Burlington Resources Inc.
                     One West Fourth Street, MC NC6251
                          Winston-Salem, NC 27101

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MARCH 23, 2006

TO: ALL ELIGIBLE PARTICIPANTS OF THE BURLINGTON RESOURCES INC. EMPLOYEE CHANGE IN CONTROL PLAN

SUBJECT:  NOTIFICATION OF TRUSTEE

The purpose of this letter is to notify you that Burlington Resources Inc. has entered into a trustee relationship with Wachovia Bank, N.A. ("Wachovia") for the purpose of administering certain "Change in Control"
(CIC) benefit payments as a result of the ConocoPhillips/Burlington resources transaction. Such arrangement is stipulated by the terms of the CIC plan. The transaction is currently expected to close on March 31st, 2006.

Further to this subject, the Company has funded a Wachovia trust account at levels sufficient to cover initial benefit payments due employees after the CIC and/or termination should the latter situation occur. Wachovia, as the Trustee, has been authorized to make payments as dictated by the terms of the plans and also render final decisions on the eligibility and amounts payable to employees claiming rights to payments under such plan provisions as "good reason". The Trustee is also available to aid Participants in pursuing any claims that they may have against the Company under the terms of any Plan even is such benefits fall into a category not funded in the Trust.

Although for the immediate future, the BR Human Resources Department will remain the focal point of benefit payments, the appointment of Wachovia as Trustee will assure that the Plans in the future months and years will be administered in accordance with their provisions and that payments are made in a timely manner.

Should you have the need to, you may contact Wachovia directly to (1) obtain copies of Plan documents governing the above noted plans, (2) to initiate an inquiry into entitlement of benefits, (3) to dispute the amount, timing or manner of payment, or (4) to seek other assistance in pursuing a claim for benefits. Wachovia's contact information is:

                            Wachovia Bank, N.A.
             Executive Benefits Group/Burlington Resources Inc.
                     One West Fourth Street, MC NC6251
                          Winston-Salem, NC 27101

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             CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING
       INFORMATION FOR THE PURPOSE OF "SAFE HARBOR" PROVISIONS OF THE
              PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

     Except for the historical and factual information contained herein, the matters set forth in this filing, including statements as to the expected benefits of the acquisition such as efficiencies, cost savings, market profile and financial strength, timing expectations to complete the merger, and the competitive ability and position of the combined company, and other statements identified by words such as "estimates, "expects," "projects," "plans," and similar expressions are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by Burlington Resources shareholders and regulatory agencies, the possibility that the anticipated benefits from the acquisition cannot be fully realized, the possibility that costs or difficulties related to the integration of Burlington Resources operations into ConocoPhillips will be greater than expected, the impact of competition and other risk factors relating to our industry as detailed from time to time in each of ConocoPhillips' and Burlington Resources' reports filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. Burlington Resources undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                ADDITIONAL INFORMATION AND WHERE TO FIND IT

     In connection with the proposed transaction, ConocoPhillips has filed an amended registration statement on Form S-4 and, on February 27, 2006, Burlington Resources filed a definitive proxy statement with the Securities and Exchange Commission (SEC) and began mailing the proxy statement to stockholders on February 25, 2006. Both companies will file other relevant documents concerning the proposed merger transaction with the SEC. INVESTORS ARE URGED TO READ THE FORM S-4, PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER. Investors may obtain free copies of the Form S-4, proxy statement and the other documents at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by ConocoPhillips free of charge by contacting ConocoPhillips Shareholder Relations Department at (281) 293-6800, P.O. Box 2197, Houston, Texas, 77079-2197. You may obtain documents filed with the SEC by Burlington Resources free of charge by contacting Burlington Resources Investor Relations Department at (800) 262-3456, 717 Texas Avenue, Suite 2100, Houston, Texas 77002, e-mail: IR@br-inc.com.

                 INTEREST OF CERTAIN PERSONS IN THE MERGER

     ConocoPhillips, Burlington Resources and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Burlington Resources' stockholders in connection with the merger. Information about the directors and executive officers of ConocoPhillips and their ownership of ConocoPhillips stock will be set forth in the proxy statement for ConocoPhillips' 2006 Annual Meeting of Stockholders. Information about the directors and executive officers of Burlington Resources and their ownership of Burlington Resources stock is set forth in Burlington Resources' proxy statement, which was filed with the SEC on February 27, 2006. Investors may obtain additional information regarding the interests of such participants by reading the Form S-4 and proxy statement for the merger.

     Investors should read the Form S-4 and proxy statement carefully before making any voting or investment decision.

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